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                                  EXHIBIT 23.4

                           CONSENT OF DIRECTOR NOMINEE

     I hereby consent to being identified in the Registration Statement on Form SB-2 of S.M.A. Real Time, Inc. (the "Company") as a nominee for election as a director of the Company.

Dated: September 9, 1999

                                                 /S/ Richard Aschman
                                                 -------------------------
                                                     Richard Aschman